UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2009

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On January 28, 2009, Microtune, Inc. (the “Company” or “Microtune”) and International Business Machines Corporation (“IBM”) entered into Amendment No. 3 (the “Amendment”) to that certain Custom Sales Agreement No. 000569 dated as of June 13, 2000 (the “IBM Agreement”) which extended the term of the IBM Agreement to January 31, 2010. The Amendment is dated to be effective as of January 28, 2009.

On January 28, 2009, Microtune and IBM entered into the Seventh Amended and Restated Semiconductor Custom Manufacturing Attachment No. 1 (“Attachment No. 1”) and Semiconductor Custom Manufacturing Attachment No. 2 (“Attachment No. 2”, collectively with Attachment No. 1, the “Attachments”) to the IBM Agreement, which, among other things, modified certain pricing and other contractual terms. The IBM Agreement governs the provision of semiconductor manufacturing services by IBM to Microtune on a purchase order basis. IBM has no obligation to supply products to the Company and the Company has no obligation to purchase products from IBM for any specific period or in any specific quantity, except as is set forth and agreed upon by the parties in a particular purchase order.

The foregoing descriptions of the Amendment and the Attachments are qualified in their entirety by reference to the applicable text of the Amendment and the Attachments, filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title
10.1	Amendment No. 3 to Custom Sales Agreement No. 000569 between International Business Machines Corporation and the Registrant dated January 28, 2009.

10.2(†)	Seventh Amended and Restated Semiconductor Custom Manufacturing Attachment No. 1 to Custom Sales Agreement No. 000569 between International Business Machines Corporation and the Registrant dated January 28, 2009.

10.3(†)	Semiconductor Custom Manufacturing Attachment No. 2 to Custom Sales Agreement No. 000569 between International Business Machines Corporation and the Registrant dated January 28, 2009.

†	Portions of this exhibit were omitted pursuant to a request for confidential treatment and filed separately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: February 3, 2009	By:	/s/ Jeffrey A. Kupp
	Name:	Jeffrey A. Kupp
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Amendment No. 3 to Custom Sales Agreement No. 000569 between International Business Machines Corporation and the Registrant dated January 28, 2009.

10.2(†)	Seventh Amended and Restated Semiconductor Custom Manufacturing Attachment No. 1 to Custom Sales Agreement No. 000569 between International Business Machines Corporation and the Registrant dated January 28, 2009.

10.3(†)	Semiconductor Custom Manufacturing Attachment No. 2 to Custom Sales Agreement No. 000569 between International Business Machines Corporation and the Registrant dated January 28, 2009.

(†)	Portions of this exhibit were omitted pursuant to a request for confidential treatment and filed separately.